Consolidated Statements of Operations and Comprehensive Loss - USD ($)		12 Months Ended
		Jun. 30, 2021	Jun. 30, 2020	Jun. 30, 2019
OPERATING EXPENSES:
Selling and marketing		$ 1,576	$ 114,207	$ 3,638
General and administrative		941,463	311,934	159,129
Research and development		438,323	386,230	228,223
Total operating expenses		1,381,362	812,371	390,990
LOSS FROM OPERATIONS		(1,381,362)	(812,371)	(390,990)
OTHER INCOME, NET		34,617
LOSS BEFORE INCOME TAXES		(1,346,745)	(812,371)	(390,990)
PROVISION FOR INCOME TAXES
NET LOSS		(1,346,745)	(812,371)	(390,990)
COMPREHENSIVE LOSS		$ (1,346,745)	$ (812,371)	$ (390,990)
WEIGHTED AVERAGE NUMBER OF ORDINARY SHARES
Basic and diluted (in Shares)	[1]	10,000,000	10,000,000	10,000,000
LOSS PER SHARE
Basic and diluted (in Shares)	[1]	(0.13)	(0.08)	(0.04)

[1]	Giving retroactive effect to the 1000-for-1 share split effected on May 31, 2021